EXHIBIT 99.1

Eric S. Yeaman

Chief Executive Officer and Chief Financial Officer

(408) 907-1642

info@turnstone.com

Web Site: www.turnstone.com

TURNSTONE SYSTEMS ANNOUNCES FILING OF

CERTIFICATE OF DISSOLUTION, SETS FINAL RECORD DATE

SANTA CLARA, CA – December 2, 2003 – Turnstone Systems, Inc. (Nasdaq:TSTN) announced today that it filed a certificate of dissolution with the Delaware Secretary of State, to be effective on Thursday, December 4, 2003. At the close of business on December 4, 2003, the company will close its stock transfer books and discontinue recording transfers of its common stock, and the company’s common stock will be delisted from the Nasdaq Stock Market. Thereafter, certificates representing the common stock will not be assignable or transferable on the books of the company. Any future distributions made by the company will be made solely to the stockholders of record at the final record date, which is the close of business on December 4, 2003.

The company also announced that Albert Y. Liu, General Counsel, Director of Human Resources and Secretary and Eric S. Yeaman, Chief Executive Officer and Chief Financial Officer, were appointed to the company’s board of directors, after the resignations today of directors P. Kingston Duffie, Robert J. Finocchio, Jr., Richard N. Tinsley, Andrew W. Verhalen and Geoffrey Y. Yang. The board of directors now consists of Messrs. Liu and Yeaman, and continuing director John K. Peters.

About Turnstone Systems

Turnstone is based in Santa Clara, California. For more information about Turnstone, visit www.turnstone.com, email info@turnstone.com or phone the toll-free number 877-8-COPPER.

Safe Harbor For Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Specifically, statements concerning the closing of the company’s stock transfer books, delisting from quotation on the Nasdaq National Market system, the liquidation and dissolution of the company and possible future liquidating distributions are forward-looking statements within the meaning of the Safe Harbor. These statements are based on management’s current expectations and are subject to certain risks and uncertainties that could cause actual results to differ materially. Factors that could cause actual results to differ materially from those described herein include, without limitation, the following: the precise nature, amount and timing of any distributions to stockholders will depend on and could be delayed by, among other things, sales of our assets, claim settlements with creditors, resolution of outstanding litigation matters and unexpected or greater than expected expenses; our board of directors could elect to abandon or delay implementation of the plan of liquidation and dissolution; the acts of third parties, which could affect, among other things, the timing of our delisting from the Nasdaq National Market and closure of our stock transfer books, and our stockholders could be liable to our creditors up to the amount of any liquidating distributions received in the event we fail to create an adequate contingency reserve to satisfy all creditors’ claims against us. Further information on potential risk factors that could affect Turnstone, its business and its financial results are detailed in the our periodic filings with the Securities and Exchange Commission, including, but not limited to, those risks and uncertainties listed in the sections entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Overview,” pages 19 to 20, and “Risk Factors Affecting Future Results,” pages 28 to 32, in our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2003 filed with the Securities and Exchange Commission on November 4, 2003. Turnstone undertakes no obligation to release publicly any revisions to any forward-looking statements contained herein to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.